UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

CHAMPION COMMUNICATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-12565	76-0448005
(Commission File Number)	(IRS Employer Identification No.)

1610 Woodstead Court, Suite 330 The Woodlands, Texas 77380 (Address of principal executive office, including zip code)

(281) 362-0144 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under “Item 2.02 Results of Operations and Financial Condition,” including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On November 15, 2006, Champion Communication Services, Inc. issued a press release announcing its results of operations and financial condition for the third quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 15, 2006, issued by Champion Communication Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION COMMUNICATION SERVICES, INC.

(Registrant)

Date: November 15, 2006	By:	/s/ Pamela R. Cooper
Pamela R. Cooper
Chief Financial Officer, Secretary and Treasurer

EXHIBIT LIST

Exhibit Number	Description
99.1	Press Release dated November 15, 2006, issued by Champion Communication Services, Inc.